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                                                                    EXHIBIT 23.1

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

We have issued our report dated March 2, 2001, accompanying the consolidated financial statements of Biomune Systems, Inc. in the Annual Report on Form 10-KSB for the year ended December 31, 2000. We hereby consent to the incorporation by reference of said reports in the Registration Statements of Biomune Systems, Inc. on Form S-8 (File No. 333-95943, 333-47285, 333-29113 and
333-18157).

                                                 /s/ Grant Thornton LLP
                                                 ----------------------
                                                     GRANT THORNTON LLP

Chicago, Illinois
April 13, 2001